UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549
____________

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED:  February 10, 2011

ATWOOD OCEANICS, INC.
(Exact name of registrant as specified in its charter)

TEXAS
(State or other jurisdiction of incorporation or organization)

COMMISSION FILE NUMBER 1-13167

Internal Revenue Service – Employer Identification No. 74-1611874

15835 Park Ten Place Drive
Houston, Texas, 77084
(Address of Principal Executive Offices)

(281) 749-7800
(Registrant’s Telephone Number,
Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)
____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is being filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by Atwood Oceanics, Inc. (the “Company”) with the Securities and Exchange Commission on February 14, 2011 (the “Original Filing”).  The sole purpose of this Amendment No. 1 is to disclose the Company’s decision as to how frequently it will include a shareholder advisory vote on executive compensation in its proxy materials.  No other changes are being made to the Original Filing.

Item 5.07                                Submission of Matters to a Vote of Security Holders

(d)               At the Company’s Annual Meeting of Shareholders held on February 10, 2011, the shareholders of the Company approved, on an advisory basis, the holding of future shareholder advisory votes on executive compensation every year.  In light of the recommendation by the Company’s shareholders, the Company has determined that it will include such an advisory vote on executive compensation in its proxy materials every year until the next required vote of the Company’s shareholders on the frequency of shareholder advisory votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATWOOD OCEANICS, INC
(Registrant)

/s/ Mark L. Mey Mark L. Mey Senior Vice President

DATE: July 7, 2011